UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2025

Gesher Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42562	98-1833264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3141 Walnut Street, Suite 203b
Denver, Colorado 80205

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 993-1560

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	GSHRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GSHR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GSHRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2025, Gesher Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 14,375,000 units (the “Units”), including the exercise in full by the underwriters of an option to purchase up to 1,875,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-284552) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 28, 2025 (the “Registration Statement”):

●	An Underwriting Agreement, dated March 20, 2025, by and between the Company and BTIG, LLC (“BTIG”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated March 20, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 20, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated March 20, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated March 20, 2025 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and Gesher Acquisition Sponsor II LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated March 20, 2025 (the “BTIG Private Placement Units Purchase Agreement”), by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated March 20, 2025, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated March 20, 2025, by and among the Company and each Director and Executive Officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●

An Administrative Services Agreement, dated March 20, 2025, by and between the Company and Gesher Management II, LLC a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement and the BTIG Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 565,625 units (the “Private Placement Units”) to the Sponsor and BTIG at a price of $10.00 per Private Placement Unit. The Private Placement Units (and underlying securities) are identical to the units included in the Units sold in the IPO, except as otherwise disclosed in the Company’s Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2025, in connection with the IPO, Sagi Dagan, Omri Cherni, Yevgeny Neginsky, David Bluestein and Kobi Marenko (collectively with Ezra Gardner, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective March 20, 2025, each of Mr. Cherni, Mr. Neginsky and Mr. Bleustein was appointed to the Board’s Audit Committee, with Mr. Cherni serving as chair of the Audit Committee. Each of Mr. Bleustein, Mr. Marenko and Mr. Neginsky was appointed to the Board’s Compensation Committee, with Mr. Bleustein serving as chair of the Compensation Committee.

On March 20, 2025, the Company entered into indemnity agreements with each of the Directors and Executive Officers, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On March 20, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on March 20, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $144,181,250 of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes $5,031,250 of the underwriters’ deferred underwriting commissions), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, with the remaining $1,600,000 from the Private Placement Units going to the Company’s working capital account (a portion of which will be used to pay offering expenses). Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 21 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On March 20, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

March 24, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 20, 2025, by and between the Company and BTIG, LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated March 20, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, March 20, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated March 20, 2025, by and among the Company and certain security holders.

10.3	Sponsor Private Placement Units Purchase Agreement, dated March 20, 2025, by and between the Company and the Sponsor.

10.4	BTIG Private Placement Units Purchase Agreement, dated March 20, 2025, by and between the Company and BTIG.

10.5	Letter Agreement, dated March 20, 2025, by and among the Company, its officers, directors, and the Sponsor.

10.6	Form of Indemnity Agreement

10.7	Administrative Services Agreement, dated March 20, 2025, by and between the Company and Gesher Management II, LLC.

99.1	Press Release, dated March 20, 2025.

99.2	Press Release, dated March 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GESHER ACQUISITION CORP. II

	By:	/s/ Ezra Gardner
		Name:	Ezra Gardner
		Title:	Chief Executive Officer
Dated: March 24, 2025

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